UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2022

EVERTEC, Inc.
(Name of Registrant as Specified In Its Charter)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

EVERTEC, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on May 20, 2022 (the “Annual Meeting”). The Company’s stockholders voted on and approved four proposals presented at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2022.

At the close of business on March 22, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 71,789,298 shares of the Company’s common stock, $0.01 par value per share, each share being entitled to one vote, constituting all of the outstanding voting securities of the Company. Present at the Annual Meeting in person or by proxy were the holders of 68,265,828 shares of the Company’s common stock, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of Directors.

Name	For	Withheld	Broker Non-Votes
Frank G. D’Angelo	66,792,200	201,164	1,272,464
Morgan M. Schuessler, Jr.	66,956,424	36,940	1,272,464
Kelly Barrett	66,728,334	265,030	1,272,464
Olga Botero	66,952,852	40,512	1,272,464
Jorge A. Junquera	66,500,116	493,248	1,272,464
Iván Pagán	66,949,056	44,308	1,272,464
Aldo J. Polak	66,745,715	247,649	1,272,464
Alan H. Schumacher	66,530,708	462,656	1,272,464
Brian J. Smith	66,208,041	785,323	1,272,464

Proposal 2: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
66,435,382	545,985	11,997	1,272,464

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.

For	Against	Abstain
68,244,445	6,940	14,443

Proposal 4: Approval of the Evertec, Inc. 2022 Equity Incentive Plan.

For	Against	Abstain
62,163,236	4,798,605	31,523

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: May 24, 2022	By:	/s/ Luis A. Rodríguez
Luis A. Rodríguez
Executive Vice President, Chief Legal and Corporate Development Officer, and Secretary of the Board of Directors